UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 15, 2005



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             0-20022               31-1227808
--------                             -------               ----------
(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                   File Number)          Identification No.)




                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  2  -  Financial  Information

Item 2.02 Results of Operations and Financial Condition.
--------------------------------------------------------

On June 15, 2005, Pomeroy IT Solutions, Inc. (the "Company") announced that the previously issued interim consolidated financial statements of the Company for the first quarter ended April 5, 2005 as set forth in its Quarterly Report on Form 10-Q, and the 2nd Quarter guidance previously provided by the Company should no longer be relied upon because of accounting errors related to payroll and subcontractor expenses. A copy of the press release issued by the Company concerning the accounting errors is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Section  4  -  Matters Related to Accountants and Financial Statements

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related
------------------------------------------------------------------------------
Audit Report or Completed Interim Review.
-----------------------------------------

The Board of Directors of the Company concluded on June 14, 2005 that the previously issued interim consolidated financial statements of the Company for the first quarter ended April 5, 2005 as set forth in its Quarterly Report on Form 10-Q, should no longer be relied upon because of accounting errors in which payroll and subcontractor costs were under-accrued as of April 5, 2005. As a result, cost of sales and service and selling, general and administrative expenses were understated by $1.421 million and $503 thousand, respectively, for the three months ended April 5, 2005, resulting in a decrease in service gross margins from 31.3%, as initially reported, to 28.6% and a decrease in earnings per share on a fully diluted basis from $.23 to $.14. The Company records employee and subcontractor expenses related to the provision of services as cost of sales and service and other employee and subcontractor expenses as selling, general and administrative expenses.

The errors were identified by management in connection with the review of the Company's financial accounting systems subsequent to the release of the first quarter financial results. The under-accrual error relating to payroll expenses occurred in connection with the final conversion, during the first quarter of 2005, of ARC's payroll practices to the Company's payroll systems as part of completing the integration of the Company's merger with ARC. The conversion and integration process involved changing certain employees' payroll payments from a bi-weekly to a weekly basis and the under-accrual resulted from an error in the accrual formula. In addition, the processing of certain subcontractor expenses was not completed on a timely basis as a result of the relocation of that processing function, during the first quarter of 2005, from the former ARC headquarters to Pomeroy's headquarters.

The Company advised Crowe Chizek and Company, LLC, the Company's independent auditor, of the matter promptly after its determination. The Company is taking steps to enhance its internal control over financial reporting designed to prevent a recurrence of the errors discussed above. The Audit Committee and management intend to discuss the matter in detail with the Company's auditor as part of their efforts to enhance the Company's internal controls over financial reporting. In addition, the Board and management are evaluating additional actions to review its accounting and information systems as well as the recent conversion and integration of the systems.

The following table sets forth the consolidated statement of income and balance sheet data previously reported on Form 10-Q for the quarter ended April 5, 2005, and the restated amounts:

Pomeroy IT Solutions, Inc.
Consolidated Statements of Income
Three months ended April 5, 2005
(in thousands, except earnings per share data)
                                                   As reported   As restated
                                                   ------------  ------------
Total net sales and revenues                       $    165,590  $    165,590
Total cost of sales and service                         139,733       141,154
                                                   ------------  ------------
Gross profit                                             25,857        24,436
Total operating expenses                                 20,770        21,273
                                                   ------------  ------------
Income from operations                                    5,087         3,163
Total other expense                                         221           221
                                                   ------------  ------------
Income before income tax                                  4,866         2,942
Income tax expense                                        1,971         1,192
                                                   ------------  ------------
Net income                                         $      2,895  $      1,750
                                                   ============  ============
Earnings per share:
Basic                                              $       0.23  $       0.14
                                                   ============  ============
Diluted                                            $       0.23  $       0.14
                                                   ============  ============

Pomeroy IT Solutions, Inc.
Consolidated Balance Sheet  Selected Data
As of April 5, 2005
(in thousands)
                                                   As reported   As restated
                                                   ------------  ------------
Total current assets                               $    161,714  $    161,714
                                                   ------------  ------------
Total assets                                       $    294,961  $    294,961
                                                   ============  ============

Total current liabilities                          $     76,868  $     78,013
Total long term liabilities                                 375           375
Total equity                                            217,718       216,573
                                                   ------------  ------------
Total liabilities and equity                       $    294,961  $    294,961
                                                   ============  ============

The Company plans promptly to file an amendment to its Form 10-Q for the quarter ended April 5, 2005 with the restated consolidated financial statements correcting the above errors. The Company's annual reports on Form 10-K and Form 10-K/A for the year ended January 5, 2005 were not impacted as a result of the errors.


Section  9  -  Financial Statements and Exhibits

Item  9.01  Financial Statements and Exhibits.
----------------------------------------------

(c) Exhibits

99.1 Press release dated June 15, 2005 announcing the Restatement of 1st Quarter 2005 Results of Operations

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY IT SOLUTIONS, INC.
                              --------------------------



Date:   June 16, 2005
                                    By:  /s/ Michael E. Rohrkemper
                                    ------------------------------
                                    Michael E. Rohrkemper, Chief Financial
                                    Officer and Chief Accounting Officer